                     AFFORDABLE RESIDENTIAL COMMUNITIES INC.
                            MANAGEMENT INCENTIVE PLAN

1.   Purposes.

     The purposes of the Affordable Residential Communities Inc. Management
Incentive Plan are to reinforce corporate, organizational and business-development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of individual officers and other key employees in fulfilling their personal responsibilities for long-range achievements.

2.   Definitions.

     The following terms, as used herein, shall have the following meanings:

     (a)  "Award" shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance
          Goals with respect to a Performance Period.

     (b)  "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

     (c)  "Base Salary" shall mean the base salary paid to a Participant during any Performance Period.

     (d)  "Board" shall mean the Board of Directors of the Company.

     (e)  "Change in Control" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

          (i)  any Person is or becomes the Beneficial Owner (as defined in Rule
               13d-3 of the Exchange Act) directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the
               Company or any of its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding
               securities; provided, however, that the following shall not constitute an "acquisition" by any Person for purposes of this definition: an

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               acquisition of the Company's securities by the Company which causes the Company's voting securities beneficially owned by a
               Person to represent 50% or more of the combined voting power of the Company's then outstanding securities; provided, further, however, that if a Person shall become the beneficial owner of
               50% or more of the combined voting power of the Company's then outstanding securities by reason of share acquisitions by the
               Company as described above and shall, after such share
               acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such
               acquisition shall constitute a Change in Control; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board:
               individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board
               immediately prior thereto constitute at least a majority of the
               Board, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a
               subsidiary, the ultimate parent thereof; or

          (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than (A) a sale or disposition by the Company of all or substantially all of the
               Company's assets to an entity, at least 60% of the combined voting

               power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the
               Company immediately prior to such sale or (B) other than a sale or disposition by the Company of all or substantially all of the
               Company's assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, or the ultimate parent thereof.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     (f)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g)  "Committee" shall mean the Compensation Committee of the Board.

     (h)  "Common Stock" shall mean the common stock of the Company, par value
          $0.01 per share.

     (i)  "Company" shall mean Affordable Residential Communities Inc. and its successors.

     (j)  "Covered Employee" shall have the meaning set forth in Section
          162(m)(3) of the Code.

     (k)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l)  "Executive Officer" shall mean those employees of the Company who are its executive officers for purposes of Section 16 of the Exchange Act.

     (m)  "Participant" shall mean an officer or other key employee of the
          Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

     (n)  "Performance Goals" shall mean performance goals determined by the
          Committee in its sole discretion. Such goals may be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) total stockholder return; (ii) earnings per share (which may include the manner in which such earnings goals were met); (iii) net income
          (before or after taxes); (iv) earnings before interest, taxes, depreciation and amortization; (v) revenues; (vi) return on assets;
          (vii) market share; (viii) cost reduction goals; (ix) funds from operations or (x) any combination of, or a specified increase (or, if appropriate, decrease) in, any of the foregoing. Where applicable, the
          Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the
          Committee. Without limiting the generality of the foregoing, the
          Committee shall have the authority to make equitable adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Corporation, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. The Performance Goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned. Each of the foregoing
          Performance Goals shall be subject to certification by the Committee.

     (o)  "Performance Period" shall mean, unless the Committee determines otherwise, the Company's fiscal year.

     (p)  "Person" shall have the meaning given in Section 3(a)(9) of the
          Exchange Act, as modified and used in Sections 13(d) and 14(d)
          thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     (q)  "Plan" shall mean the Affordable Residential Communities Inc.
          Management Incentive Plan.

3.   Administration.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Goals, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the
Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee shall consist of two or more persons, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code. The
Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, however, that in no event shall the Committee delegate its authority with respect to a Covered Employee. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.   Eligibility.

     Awards may be granted to officers and other key employees of the Company selected by the Committee in its sole discretion. Subject to Section 5(a) below, in determining the persons to whom Awards shall be granted and the Performance
Goals relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.   Terms of Awards.

     Awards granted pursuant to the Plan shall be evidenced by an Award
Agreement in such form as the Committee shall from time to time approve.

     (a)  In General. The Committee shall specify with respect to a Performance
          Period the Performance Goals applicable to each Award and minimum, target and maximum levels applicable to each Performance Goal. Unless otherwise determined by the Committee, the minimum level shall reflect a level of performance at which 75% of the target Award shall be earned and below which no payment shall be made; the target level shall reflect a level of performance at which 100% of the target Award shall be earned; and the maximum level shall reflect a level of performance at which 125% of the target Award shall be earned and above which no additional payment shall be made. Awards for any
          Performance Period may be expressed as a dollar amount or as a percentage of the Participant's annual Base Salary. Unless otherwise provided by the Committee in connection with specified terminations of employment, or except as set forth in Section 6(f) hereof, payment in respect of Awards shall be made only if and to the extent the
          Performance Goals with respect to such Performance Period are attained.

     (b)  Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of Awards granted for a Performance Period be made to a
          Participant who is a Covered Employee in an amount that exceeds 125%
          of such Participant's annual Base Salary. Once the Performance Goals and target Awards have been established for a Performance Period with respect to Participants who are Covered Employees, under no circumstances shall

          the Committee have the discretion to increase (but it may decrease)
          the amount of compensation that shall be paid to such a Covered
          Employee with respect to such Performance Period.

     (c)  Time and Form of Payment. Unless otherwise determined by the
          Committee, all payments in respect of Awards granted under this Plan shall be made in cash within a reasonable period after the end of the
          Performance Period; provided, however, that in order to receive such payment, a Participant must be employed by the Company or one of its affiliates on the day such payment is to be made. In addition, in the case of Participants who are Covered Employees, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.

6.   General Provisions.

     (a)  Compliance With Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the
          Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

     (b)  Nontransferability. Awards shall not be transferable by a Participant except by will or the laws of descent and distribution.

     (c)  No Right to Continued Employment. Nothing in the Plan or in any Award
          granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award
          Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

     (d)  Withholding Taxes. The Company shall have the right to withhold the amount of any taxes that the Company may be required to withhold before delivery of payment of an Award to the Participant or other person entitled to such payment, or to make such other arrangements for the withholding of taxes that the Company deems satisfactory.

     (e)  Amendment, Termination and Duration of the Plan. The Board or the
          Committee may at any time and from time to time alter, amend, suspend,

          or terminate the Plan in whole or in part; provided, however, that no amendment that requires shareholder approval in order for the Plan to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan.

     (f)  Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a Change in Control shall occur, the Performance Period outstanding at the time of such Change in Control shall be deemed to have been completed, the maximum level of performance set forth under the respective Performance Goals shall be deemed to have been attained and a pro rata portion (based on the number of full and partial months that have elapsed with respect to each Performance Period) of each outstanding Award granted to each Participant for the outstanding
          Performance Period shall become payable in cash to each Participant within 10 business days following such Change in Control, regardless of whether such Participant is employed by the Company or any successor or affiliate as of such date.

     (g)  Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment among Participants.

     (h)  Unfunded Status of Awards. The Plan is intended to constitute an
          "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such
          Participant any rights that are greater than those of a general creditor of the Company.

     (i)  Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Maryland without giving effect to the conflict of laws principles thereof.

     (j)  Effective Date. The Plan shall take effect upon its adoption by the
          Board, subject to the approval of the Company's stockholders. The Plan was adopted by the Board effective December 23, 2003.

     (k)  Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the

          Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

     (l)  Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.